UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 24, 2004

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                     0-13150
                                     -------
                            (Commission File Number)

                                   04-2735766
                                   ----------
                      (IRS Employer Identification Number)


           4375 River Green Parkway, Suite 100, Duluth, Georgia 30096
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code:  (678) 258-4000


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS

     A press release issued by the registrant on June 24, 2004 is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (c) Exhibits

         The following exhibit is filed herewith:

EXHIBIT NO.          DESCRIPTION
-----------          -----------

99.1  -              Press release of Concurrent Computer Corporation, issued
                     on June 24, 2004.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  June 24, 2004

                                           CONCURRENT COMPUTER CORPORATION



                                           By:  /s/ Steven R. Norton
                                              ---------------------------------
                                                Steven R. Norton
                                              Executive Vice President, Chief
                                                Financial Officer and Secretary



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
                                  EXHIBIT INDEX

EXHIBIT NO.          DESCRIPTION
-----------          -----------

99.1  -              Press release of Concurrent Computer Corporation, issued
                     on June 24, 2004.



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